                                                                     Exhibit (e)



                          Certification under Rule 466
                          ----------------------------


     The depositary, Deutsche Bank Trust Company Americas, represents and certifies the following:

          (1) That it previously had filed a registration statement on Form F-6 (333-11616) that the Commission declared effective, with terms of deposit identical to the terms of deposit of this registration statement.

          (2) That its ability to designate the date and time of effectiveness under Rule 466 has not been suspended.


                                       By:    DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, Depositary

                                       By:    /s/ Tom Murphy
                                              ----------------------
                                       Name:  Tom Murphy
                                       Title: Vice President

                                       By:    /s/ David Calligaro
                                              ----------------------
                                       Name:  David Calligaro
                                       Title: Assistant Vice President


